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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) July 12, 2001

                             BROOKS AUTOMATION, INC.
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             (Exact Name Of Registrant As Specified In Its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


               0-25434                                         04-3040660
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         (Commission File Number)                 (I.R.S. Employer Identification No.)

15 Elizabeth Drive, Chelmsford, Massachusetts                    01824
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   (Address of Principal Executive Offices)                          (Zip Code)


                                 (978) 262-2400
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)




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     ITEM 5. OTHER EVENTS
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     On July 12, 2001, we acquired Progressive Technologies Inc. ("PTI") in a transaction to be accounted for as a pooling of interests. As part of the merger, we issued 715,004 shares of our common stock (the "Brooks Shares") to the shareholders of PTI. The Brooks Shares include 71,502 shares of our common stock that have been placed in escrow to secure certain indemnification obligations of the PTI shareholders. If we have made no claims for indemnification, the 71,502 shares of our common stock held in escrow will be distributed to the former PTI shareholders on the earlier of i) July 12, 2002, or ii) the date of release of our audited financial statements for the fiscal year ended September 31, 2001.

     The Brooks Shares were issued pursuant to the exemption from registration contained in Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). However, in connection with the acquisition, we agreed to use reasonable efforts to file a registration statement on Form S-3 covering the Brooks Shares as soon as reasonably possible, and to use commercially reasonable efforts to cause the registration statement to become effective within 90 days after the acquisition.

     The terms of the acquisition of PTI are more fully described in the Agreement and Plan of Merger dated June 27, 2001, between PTI and us, filed as an exhibit to this Form 8-K.

     The terms of the transaction and the consideration received by the parties were a result of arm's length negotiations between our representatives and representatives of PTI. Prior to the completion of the transaction, we had no material relationship with PTI.




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ITEM 7.  EXHIBITS
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ITEM NO.       DESCRIPTION
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5.1            Agreement and Plan of Merger dated June 27, 2001 between the
               Registrant and Progressive Technologies Inc.






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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  July 19, 2001                 BROOKS AUTOMATION, INC.

                                      By:  /s/ Ellen B. Richstone
                                         --------------------------------
                                      Ellen B. Richstone
                                      Senior Vice President of Finance and
                                      Administration and Chief Financial Officer